SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PPLUS TRUST SERIES JPM-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32263 (Commission File Number)	13-3891329 (I. R. S. Employer Identification No.)

World Financial Center, New York, New York (Address of principal executive offices)	10080 (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

        Not applicable.

Section 2. Financial Information

        Not applicable.

Section 3. Securities and Trading Markets

        Not applicable.

Section 4. Matters Related to Accountants and Financial Statements

        Not applicable.

Section 5. Corporate Governance and Management

        Not applicable.

Section 6. Asset-Backed Securities

        Not applicable.

Section 7. Regulation FD

        Not applicable.

Section 8. Other Events

   Item 8.01 Other events

99.1	Distribution to holders of the PPLUS Trust Certificates Series JPM-1 on June 16, 2008.

On June 16, 2008 an interest payment was made to the holder for PPLUS Trust Series JPM-1 in the amount of $184,675 based on a calculation of the 10 year CMT rate and a spread which computed to 2.9548%. Due to the minimum certificate rate of 3.25% as specified in the transaction documents an additional distribution was subsequently made to holder on September 26, 2008 in the amount of $18,450.00.

For information with respect to the underlying securities held by PPLUS Trust Series JPM-1, please refer to The J.P. Morgan Chase & Co.’s (Commission file number 001-05805) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at

http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the swap guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9. Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

99.1	Trustee’s report in respect of the June 16, 2008 distribution to holders of the PPLUS Trust Certificates Series JPM-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

	By:	/s/ Steven O’Neill

Name: Steven O’Neill
Date:		Title: Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the June 16, 2008 distribution to holders of the PPLUS Trust Certificates Series JPM-1.